EXHIBIT 10.1
                                                                    ------------

                               AMENDMENT AGREEMENT
                               -------------------

       AMENDMENT AGREEMENT, dated of as November __, 2008, by and between IVOICE TECHNOLOGY, INC., a New Jersey corporation ("iVoice Tech"), and YA GLOBAL INVESTMENTS, L.P. (formerly, CORNELL CAPITAL PARTNERS, LP) ("YA Global").


                              W I T N E S S E T H:

       WHEREAS, iVoice Tech and YA Global have entered into certain financing arrangements pursuant to which, the YA Global holds the following note (the "Note"):

--------------   --------   ---------   ---------------------   ---------------
ISSUANCE DATE    NUMBER     ORIGINAL    OUTSTANDING PRINCIPAL   ACCRUED AND
                            PRINCIPAL   AMOUNT (PURSUANT TO     UNPAID INTEREST
                            AMOUNT      MARCH 5, 2008 LETTER    (AS OF OCTOBER
                                        AGREEMENT)              31, 2008)
--------------   --------   ---------   ---------------------   ---------------
March 30, 2007   IVOI-1-1   $700,000    $186,567                $17,788
--------------   --------   ---------   ---------------------   ---------------

       WHEREAS, iVoice Tech has offered to pay to YA Global the sum of $135,000 as a settlement in full of all principal and interest owed to YA Global under the Note and YA Global desire to accept such offer on the terms and conditions set forth below.

       NOW, THEREFORE, in consideration of the foregoing, and the respective agreements, warranties and covenants contained herein, the parties hereto agree, covenant and warrant as follows:

    1. Acknowledgement. iVoice Tech hereby acknowledges, confirms and agrees that it is indebted to YA Global under the Note in the outstanding principal amount set forth above, plus accrued and unpaid interest (as of October 31, 2008) as set forth above, plus any other fees, costs, expenses and other charges now or hereafter payable (collectively, the "Obligations") and such Obligations are unconditionally owed by iVoice Tech to YA Global, without offset, defense or counterclaim of any kind, nature or description whatsoever.

    2. Payment. iVoice Tech shall pay to YA Global the sum of $135,000 (the "Payoff Amount") as complete and full repayment of the Obligations. iVoice Tech and YA Global agree that YA Global shall accept the Payoff Amount in accordance with the terms of this Agreement at any time between the date hereof and November 26, 2008 (the "Payment Deadline").
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    3. Wire Instructions. The Payment made to YA Global shall be made by wire transfer of immediately available funds to the following bank account:

       BANK NAME: Wachovia Bank        ABA/ROUTING# 031 201 467
       Downtown Financial Center       ACCOUNT# 2000031475547
       101 Hudson Street, NJ1022       ACCOUNT NAME: YA Global Investments, L.P.
       Jersey City NJ 07302
       Telephone# 201-226-3045

    4. Payment in Full. YA Global hereby (i) acknowledges and agrees that payment of the Payoff Amount in accordance with this Agreement shall constitute payment in full of all of the Obligations, (ii) releases, effective upon the receipt of the Payoff Amount in accordance with this Agreement, all security interests and liens which iVoice Tech may have granted to the YA Global to secure iVoice Tech's obligations under the Note, and (iii) agrees that after receipt of the Payoff Amount, the Note will be paid in full and retired.

    5. YA Global (i) agrees not to convert any portion of the Note until the Payoff Deadline and (ii) consents to the early repayment of the Note as may be required pursuant to the Note.

    6. Governing Law. This Agreement is governed in all respects by the laws of the State of New Jersey without giving effect to conflict of law principles that would cause the substantive law of another jurisdiction to apply. The parties further agree that any action between them shall be heard in Hudson County, New Jersey, and expressly consent to the jurisdiction and venue of the Superior Court of New Jersey, sitting in Hudson County, New Jersey and the United States District Court of New Jersey, sitting in Newark, New Jersey, for the adjudication of any civil action asserted pursuant to this paragraph. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

    7. Except as modified pursuant hereto, no other changes or modifications to the Notes are intended or implied and in all other respects the Notes are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof.

    8. This Agreement constitutes the entire understanding of the parties with respect to the subject matter hereof, and supersedes all prior statements or agreements, whether oral or written, among the parties with respect to such subject matter.



                     [SIGNATURE PAGE IMMEDIATELY TO FOLLOW]
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       IN WITNESS WHEREOF, this Agreement is executed and delivered as of the day and year first above written.



                                        IVOICE TECHNOLOGY, INC.


                                        By:    ____________________________
                                        Name:
                                        Title:





                                        YA GLOBAL INVESTMENTS, L.P.


                                        BY:    YORKVILLE ADVISORS, LLC
                                        ITS:   INVESTMENT MANAGER

                                        By:    ____________________________
                                        Name:
                                        Title: